SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 10, 2004

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                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       1-16239               06-1481060
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)


           7 Commerce Drive
          Danbury, Connecticut                                       06810
 (Address of principal executive offices)                          (Zip code)



       Registrant's telephone number, including area code: (203) 794-1100

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                          Page
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Item 8.01.  Acquisition or Disposition of Assets.............................3

Item 9.01.  Exhibits.........................................................3

Signature....................................................................4




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

Item 8.01.  Other Events.

      On September 10, 2004, Emosyn LLC, a Delaware limited liability company ("Emosyn") and an indirect subsidiary of ATMI, Inc., completed a sale of substantially all of its assets to Emosyn International Limited, a private limited company organized under the laws of the Cayman Islands ("Emosyn International") and an indirect subsidary of Silicon Storage Technology, Inc. Under the terms of the deal, valued at approximately $19 million, SST International Limited will own a 83.6 percent interest in Emosyn International and ATMI, Inc. will retain a 16.4 percent interest in the venture.

      On September 13, 2004, ATMI, Inc. issued a press release announcing the completion of the transaction described above.

Item 9.01.  Exhibits.

Exhibit No.     Description
-----------     -----------

99.1 Press Release, dated September 13, 2004, entitled "ATMI Partners Emosyn Business With Silicon Storage Technology."




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2004

                                       ATMI, INC.


                                       By: /s/ Daniel P. Sharkey
                                          ------------------------------------
                                           Name:  Daniel P. Sharkey
                                           Title: Vice President, Treasurer
                                                  and Chief Financial Officer




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